© Celanese Celanese Corporation 1 Celanese Q2 2016 Earnings Monday, July 25, 2016 Conference Call / Webcast Tuesday, July 26, 2016 10:00 a.m. Eastern Time Mark Rohr, Chairman and Chief Executive Officer Chris Jensen, SVP Finance and Chief Financial Officer Exhibit 99.3

© Celanese Celanese Corporation 2 This presentation may contain "forward-looking statements," which include information concerning the company's plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this release. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to reduce or maintain their current levels of production costs and to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the company; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, cyber security incidents, terrorism or political unrest or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the occurrence of acts of war or terrorist incidents or as a result of weather or natural disasters; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; and various other factors discussed from time to time in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this presentation, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Presentation This presentation presents the Company’s business segments in two subtotals, reflecting our two cores, the Acetyl Chain and Materials Solutions, based on similarities among customers, business models and technical processes. The Acetyl Chain includes the Company’s Acetyl Intermediates segment and the Industrial Specialties segment. Materials Solutions includes the Company’s Advanced Engineered Materials segment and the Consumer Specialties segment. For comparative purposes, the historical financial information included herein has been presented to reflect the Acetyl Chain and Materials Solutions subtotals. There has been no change to the composition of the Company’s business segments. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, contain references to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the company and referenced in this presentation, including definitions and reconciliations with comparable GAAP financial measures, as well as prior period information, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available under Investor Relations/Financial Information/Non-GAAP Financial Measures on our website, www.celanese.com. Forward-Looking Statements

© Celanese Celanese Corporation 3 Recent Highlights Celanese POM facility, Frankfurt am Main, Germany • Increased annual dividend by 20 percent from $1.20 to $1.44 per share, reflecting continued strong cash generation. • Received a credit rating upgrade to Investment Grade status by both Standard & Poor's and Moody's Investors Service. Ratings were upgraded to BBB- and Baa3, respectively. • Refinanced our existing secured credit facility into a new unsecured credit facility consisting of a $500 million unsecured term loan and a $1.0 billion unsecured revolver. • Launched 335 new projects through our engineered materials opportunity pipeline, our best quarterly performance ever; on-track to delivering 1,200 new product launches in 2016. • Successfully completed the first ever major turnaround at our POM facility in Industrial Park Hoechst, Germany, the largest POM facility in the world.

© Celanese Celanese Corporation 4 Opportunity Pipeline Examples Injection devices Lithium-ion battery separators • SlideX™ POM is uniquely suited to handle increasing demand and friction requirements • Injection delivery devices are becoming highly sophisticated • Our polymers give device manufacturers design freedom • Growth in smartphones and electric vehicles translates to demand for lithium ion batteries which utilize GUR® separators • Celanese has leadership position and benefits from strong relationships and early market presence • Customers trust our materials and application expertise

© Celanese Celanese Corporation 5 Net sales (in millions) Factors Affecting Net Sales $1,500 $1,000 $500 $0 30% 20% 10% 0% Q2 2015 Q1 2016 Q2 2016 22.0% 25.5% 23.1% $1,477 $1,404 $1,351 Q2 Performance • Adjusted earnings per share of $1.59; highest second quarter performance • Adjusted EBIT of $312 million and adjusted EBIT margin of 23.1 percent • Operating cash flow of $349 million, second highest ever • Record free cash flow of $285 million *QoQ represents Q2 2016 as compared to Q1 2016; YoY represents Q2 2016 compared to Q2 2015. Adjusted EPS Q2 2016 $1.59 Q1 2016 $1.83 Q2 2015 $1.58 Total segment income margin QoQ* YoY* 3% 0% -3% -6% -9% -12% Volume Price CurrencyOther Total Celanese Corporation Q2 2016 Highlights

© Celanese Celanese Corporation 6 Net sales (in millions) Q2 Performance Factors Affecting Net Sales $600 $400 $200 $0 40% 20% 0% Q2 2015 Q1 2016 Q2 2016 34.8% 38.0% 36.5% $595 $594 $600 Total core income margin YoY Core income highlights • Higher volume primarily in engineered materials base business driven by success of opportunity pipeline; record volume in POM • Lower price driven primarily by tow industry utilization • Earnings impacted by turnarounds and lower affiliate earnings in Ibn Sina driven by lower MTBE pricing QoQ Core income highlights • Higher volume in engineered materials base business driven by success of opportunity pipeline; record volume in POM • Increase in volume and productivity gains more than offset decline in price and impact of turnarounds Materials Solutions QoQ YoY 6% 3% 0% -3% -6% Volume Price Currency Other Total

© Celanese Celanese Corporation 7 Q2 Performance Factors Affecting Net Sales YoY Core income highlights • Acetic acid price weaker versus prior year principally driven by China and decline in methanol price which more than offset productivity gains • Core income impacted by scheduled turnarounds at various sites QoQ Core income highlights • Lower volume primarily due to the transition of VAM customers; contracts overlapped in the first quarter • Lower volume and pricing more than offset decline in raw materials and productivity gains • Core income impacted by scheduled turnarounds at various sites Net sales (in millions) Total core income margin $900 $600 $300 $0 30% 20% 10% 0% Q2 2015 Q1 2016 Q2 2016 15.0% 17.6% 14.2% $911 $840 $780 QoQ YoY 5% 0% -5% -10% -15% Volume Price Currency Other Total Acetyl Chain

© Celanese Celanese Corporation 8 Q2 2016 • Operating cash flow of $349 million, second highest ever • Free cash flow was an all time high of $285 million • Net capital expenditures were $58 million; expect full year 2016 to be in the range of $250 million to $300 million Strong cash generation; tracking to record year of free cash flow Free Cash Flow (in millions) Cash flow from operations Free cash flow (FCF) $400 $300 $200 $100 $0 Q2 2015 Q1 2016 Q2 2016 $283 $287 $349 $193 $217 $285 Cash Flow

© Celanese Celanese Corporation 9 $2.6 billion returned to shareholders since 2007 via dividends and share repurchases Dividend Payout and Share Repurchases (in millions) Dividend Share Repurchases $600 $400 $200 $0 2013 2014 2015 1H 2016 Share Repurchases Dividend • Repurchased 2.8 million shares deploying $200 million in Q2 2016; reduced share count by ~2% • Remaining share repurchase authorization of ~$800 million • Increased annual dividend by 20% from $1.20 to $1.44 per share • Expect to maintain payout ratio of approximately 20% $247 $594 $298 $394 Return of Cash to Shareholders